Exhibit 99(b)

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF NET INCOME
FOR THREE MONTHS ENDED OCTOBER 28, 2012 AND OCTOBER 30, 2011
(UNAUDITED)
(Amounts in Thousands, Except for Per Share Data)

	THREE MONTHS ENDED

	Amounts			Percent of Sales
	October 28,	October 30,	% Over	October 28,	October 30,
	2012	2011	(Under)	2012	2011

Net sales	$65,560	58,013	13.0%	100.0%	100.0%
Cost of sales	53,683	49,367	8.7%	81.9%	85.1%
Gross profit	11,877	8,646	37.4%	18.1%	14.9%

Selling, general and
administrative expenses	7,209	5,720	26.0%	11.0%	9.9%
Income from operations	4,668	2,926	59.5%	7.1%	5.0%

Interest expense	156	188	(17.0)%	0.2%	0.3%
Interest income	(96)	(110)	(12.7)%	(0.1)%	(0.2)%
Other expense (income)	76	(15)	N.M.	0.1%	(0.0)%
Income before income taxes	4,532	2,863	58.3%	6.9%	4.9%

Income taxes*	(3,736)	(3,389)	10.2%	(82.4)%	(118.4)%
Net income	$8,268	6,252	32.2%	12.6%	10.8%

Net income per share-basic	$0.68	$0.49	38.8%
Net income per share-diluted	$0.67	$0.49	36.7%
Average shares outstanding-basic	12,191	12,733	(4.3)%
Average shares outstanding-diluted	12,348	12,871	(4.1)%

PRESENTATION OF ADJUSTED NET INCOME, ADJUSTED INCOME TAXES AND EARNINGS PER SHARE (1)

	THREE MONTHS ENDED

	Amounts			Percent of Sales
	October 28,	October 30,	% Over	October 28,	October 30,
	2012	2011	(Under)	2012	2011

Income before income taxes (see above)	$4,532	2,863	58.3%	6.9%	4.9%

Adjusted Income taxes (2)*	680	515	32.0%	15.0%	18.0%
Adjusted net income	3,852	2,348	64.1%	5.9%	4.0%

Adjusted net income per share-basic	$0.32	$0.18	77.8%
Adjusted net income per share-diluted	$0.31	$0.18	72.2%
Average shares outstanding-basic	12,191	12,733	(4.3)%
Average shares outstanding-diluted	12,348	12,871	(4.1)%

(1) Culp, Inc. currently does not incur cash income tax expense in the US due to its $59.9 million in net operating loss carryforwards. Therefore, adjusted net income is calculated using only income tax expense for our subsidiaries located in Canada and China. See reconciliation on page 9 of 9.

(2) Represents estimated income tax expense for our subsidiaries located in Canada and China. See reconciliation on page 9 of 9.

* Percent of sales column for income taxes is calculated as a % of income before income taxes.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF NET INCOME
FOR THE SIX MONTHS ENDED OCTOBER 28, 2012 AND OCTOBER 30, 2011
(UNAUDITED)
(Amounts in Thousands, Except for Per Share Data)

	SIX MONTHS ENDED

	Amounts			Percent of Sales
	October 28,	October 30,	% Over	October 28,	October 30,
	2012	2011	(Under)	2012	2011

Net sales	$134,744	118,283	13.9%	100.0%	100.0%
Cost of sales	109,746	100,759	8.9%	81.4%	85.2%
Gross profit	24,998	17,524	42.7%	18.6%	14.8%

Selling, general and
administrative expenses	14,850	11,477	29.4%	11.0%	9.7%
Income from operations	10,148	6,047	67.8%	7.5%	5.1%

Interest expense	346	409	(15.4)%	0.3%	0.3%
Interest income	(222)	(238)	(6.7)%	(0.2)%	(0.2)%
Other expense	121	49	146.9%	0.1%	0.0%
Income before income taxes	9,903	5,827	70.0%	7.3%	4.9%

Income taxes*	(1,889)	(2,244)	(15.8)%	(19.1)%	(38.5)%
Net income	$11,792	8,071	46.1%	8.8%	6.8%

Net income per share-basic	$0.95	$0.63	50.8%
Net income per share-diluted	$0.94	$0.62	51.6%
Average shares outstanding-basic	12,371	12,898	(4.1)%
Average shares outstanding-diluted	12,541	13,025	(3.7)%

PRESENTATION OF ADJUSTED NET INCOME, ADJUSTED INCOME TAXES AND EARNINGS PER SHARE (1)

	SIX MONTHS ENDED

	Amounts			Percent of Sales
	October 28,	October 30,	% Over	October 28,	October 30,
	2012	2011	(Under)	2012	2011

Income before income taxes (see above)	$9,903	5,827	70.0%	7.3%	4.9%

Adjusted Income taxes (2)*	1,485	1,049	41.6%	15.0%	18.0%
Adjusted net income	8,418	4,778	76.2%	6.2%	4.0%

Adjusted net income per share-basic	$0.68	$0.37	83.8%
Adjusted net income per share-diluted	$0.67	$0.37	81.1%
Average shares outstanding-basic	12,371	12,898	(4.1)%
Average shares outstanding-diluted	12,541	13,025	(3.7)%

(1) Culp, Inc. currently does not incur cash income tax expense in the US due to its $59.9 million in net operating loss carryforwards. Therefore, adjusted net income is calculated using only income tax expense for our subsidiaries located in Canada and China. See reconciliation on page 9 of 9.

(2) Represents estimated income tax expense for our subsidiaries located in Canada and China. See reconciliation on page 9 of 9.

* Percent of sales column for income taxes is calculated as a % of income before income taxes.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED BALANCE SHEETS
OCTOBER 28, 2012, OCTOBER 30, 2011 AND APRIL 29, 2012
Unaudited
(Amounts in Thousands)

	Amounts		Increase
	October 28,	October 30,	(Decrease)			* April 29,
	2012	2011	Dollars	Percent		2012

Current assets
Cash and cash equivalents	$23,464	13,795	9,669	70.1%		25,023
Short-term investments	5,241	10,482	(5,241)	(50.0	) %	5,941
Accounts receivable	20,678	16,241	4,437	27.3%		25,055
Inventories	38,261	33,776	4,485	13.3%		36,373
Deferred income taxes	4,470	2,659	1,811	68.1%		2,467
Assets held for sale	-	75	(75)	(100.0	) %	15
Income taxes receivable	-	79	(79)	(100.0	) %	-
Other current assets	1,640	1,602	38	2.4%		1,989
Total current assets	93,754	78,709	15,045	19.1%		96,863

Property, plant & equipment, net	30,621	30,431	190	0.6%		31,279
Goodwill	11,462	11,462	-	0.0%		11,462
Deferred income taxes	4,738	4,540	198	4.4%		3,205
Other assets	1,868	1,982	(114)	(5.8	) %	1,907

Total assets	$142,443	127,124	15,319	12.1%		144,716

Current liabilities
Current maturities of long-term debt	$2,401	2,401	-	0.0%		2,404
Line of credit	875	-	875	100.0%		889
Accounts payable - trade	23,219	21,689	1,530	7.1%		30,663
Accounts payable - capital expenditures	104	112	(8)	(7.1	) %	169
Accrued expenses	10,611	6,839	3,772	55.2%		9,321
Accrued restructuring	-	40	(40)	(100.0	) %	40
Income taxes payable - current	385	373	12	3.2%		642
Total current liabilities	37,595	31,454	6,141	19.5%		44,128

Income taxes payable - long-term	4,188	4,096	92	2.2%		4,164
Deferred income taxes	856	659	197	29.9%		705
Long-term debt , less current maturities	4,416	6,818	(2,402)	(35.2	) %	6,719

Total liabilities	47,055	43,027	4,028	9.4%		55,716

Shareholders' equity	95,388	84,097	11,291	13.4%		89,000

Total liabilities and
shareholders' equity	$142,443	127,124	15,319	12.1%		144,716

Shares outstanding	12,209	12,767	(558)	(4.4	) %	12,703

* Derived from audited financial statements.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE SIX MONTHS ENDED OCTOBER 28, 2012 AND OCTOBER 30, 2011
Unaudited
(Amounts in Thousands)

	SIX MONTHS ENDED

	Amounts
	October 28,	October 30,
	2012	2011

Cash flows from operating activities:
Net income	$11,792	$8,071
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation	2,539	2,386
Amortization of other assets	119	127
Stock-based compensation	197	178
Excess tax benefit related to stock-based compensation	(60)	(39)
Deferred income taxes	(3,325)	(3,280)
Gain on sale of equipment	-	(128)
Foreign currency exchange gains	(66)	(164)
Changes in assets and liabilities:
Accounts receivable	4,353	4,004
Inventories	(1,882)	(4,964)
Other current assets	373	750
Other assets	(80)	(31)
Accounts payable-trade	(7,397)	(3,382)
Accrued expenses	1,310	(754)
Accrued restructuring	(40)	(4)
Income taxes	(183)	(189)
Net cash provided by operating activities	7,650	2,581

Cash flows from investing activities:
Capital expenditures	(1,946)	(2,551)
Proceeds from the sale of equipment	-	130
Purchase of short-term investments	(54)	(4,789)
Proceeds from the sale of short-term investments	795	2,032
Net cash used in investing activities	(1,205)	(5,178)

Cash flows from financing activities:
Proceeds from lines of credit	1,000	3,500
Payments on lines of credit	(1,000)	(3,500)
Payments on long-term debt	(2,300)	(2,305)
Proceeds from common stock issued	64	237
Common stock shares repurchased	(5,022)	(4,776)
Dividends paid	(747)	-
Debt issance costs	-	(26)
Excess tax benefit related to stock-based compensation	60	39
Net cash used in financing activities	(7,945)	(6,831)

Effect of exchange rate changes on cash and cash equivalents	(59)	42
Decrease in cash and cash equivalents	(1,559)	(9,386)
Cash and cash equivalents at beginning of period	25,023	23,181
Cash and cash equivalents at end of period	$23,464	$13,795
Free Cash Flow (1)	$5,705	$241

(1)	Free Cash Flow reconciliation is as follows:
		FY 2013	FY 2012
A)	Net cash provided by operating activities	$7,650	$2,581
B)	Minus: Capital Expenditures	(1,946)	(2,551)
C)	Add: Proceeds from the sale of equipment	-	130
D)	Add: Excess tax benefit related to stock-based compensation	60	39
E)	Effect of exchange rate changes on cash and cash equivalents	(59)	42
		$5,705	$241

CULP, INC. FINANCIAL INFORMATION RELEASE
STATEMENTS OF OPERATIONS BY SEGMENT
FOR THE THREE MONTHS ENDED OCTOBER 28, 2012 AND OCTOBER 30, 2011
(Unaudited)

(Amounts in thousands)

	THREE MONTHS ENDED

	Amounts					Percent of Total Sales
	October 28,	October 30,		% Over		October 28,	October 30,
Net Sales by Segment	2012	2011		(Under)		2012	2011

Mattress Fabrics	$39,697	35,242		12.6%		60.6%	60.7%
Upholstery Fabrics	25,863	22,771		13.6%		39.4%	39.3%

Net Sales	$65,560	58,013		13.0%		100.0%	100.0%

Gross Profit by Segment						Gross Profit Margin

Mattress Fabrics	$7,539	5,938		27.0%		19.0%	16.8%
Upholstery Fabrics	4,338	2,785		55.8%		16.8%	12.2%
Subtotal	11,877	8,723		36.2%		18.1%	15.0%

Other non-recurring charges	-	(77)	(1)	(100.0	) %	0.0%	(0.1	) %
Gross Profit	$11,877	8,646		37.4%		18.1%	14.9%

Selling, General and Administrative expenses by Segment						Percent of Sales

Mattress Fabrics	$2,424	2,132		13.7%		6.1%	6.0%
Upholstery Fabrics	3,157	2,766		14.1%		12.2%	12.1%
Unallocated Corporate expenses	1,628	822		98.1%		2.5%	1.4%
Selling, General and Administrative expenses	7,209	5,720		26.0%		11.0%	9.9%

Operating Income (loss) by Segment						Operating Income (Loss) Margin

Mattress Fabrics	$5,115	3,806		34.4%		12.9%	10.8%
Upholstery Fabrics	1,181	19		N.M.		4.6%	0.1%
Unallocated corporate expenses	(1,628)	(822)		98.1%		(2.5)%	(1.4	) %
Subtotal	4,668	3,003		55.4%		7.1%	5.2%

Other non-recurring charges	-	(77)	(1)	(100.0	) %	0.0%	(0.1	) %

Operating income	$4,668	2,926		59.5%		7.1%	5.0%

Depreciation by Segment

Mattress Fabrics	$1,127	1,054		6.9%
Upholstery Fabrics	158	146		8.2%
Subtotal	1,285	1,200		7.1%

Notes:

(1) The $77 represents employee termination benefits associated with our Anderson, SC plant facility.

CULP, INC. FINANCIAL INFORMATION RELEASE
STATEMENTS OF OPERATIONS BY SEGMENT
FOR THE SIX MONTHS ENDED OCTOBER 28, 2012 AND OCTOBER 30, 2011
(Unaudited)

(Amounts in thousands)

	SIX MONTHS ENDED

	Amounts						Percent of Total Sales
	October 28,		October 30,		% Over		October 28,		October 30,
Net Sales by Segment	2012		2011		(Under)		2012		2011

Mattress Fabrics	$77,662		67,412		15.2%		57.6%		57.0%
Upholstery Fabrics	57,082		50,871		12.2%		42.4%		43.0%

Net Sales	$134,744		118,283		13.9%		100.0%		100.0%

Gross Profit by Segment							Gross Profit Margin

Mattress Fabrics	$15,161		11,076		36.9%		19.5%		16.4%
Upholstery Fabrics	9,837		6,525		50.8%		17.2%		12.8%
Subtotal	24,998		17,601		42.0%		18.6%		14.9%

Other non-recurring charges	-		(77)	(1)	(100.0	) %	0.0%		(0.0	) %

Gross Profit	24,998		17,524		42.7%		18.6%		14.8%

Selling, General and Administrative expenses by Segment							Percent of Sales

Mattress Fabrics	$4,814		4,123		16.8%		6.2%		6.1%
Upholstery Fabrics	6,498		5,534		17.4%		11.4%		10.9%
Unallocated Corporate expenses	3,538		1,820		94.4%		2.6%		1.5%
Subtotal	14,850		11,477		29.4%		11.0%		9.7%

Operating Income (loss) by Segment							Operating Income (Loss) Margin

Mattress Fabrics	$10,347		6,953		48.8%		13.3%		10.3%
Upholstery Fabrics	3,339		991		236.9%		5.8%		1.9%
Unallocated corporate expenses	(3,538)		(1,820)		94.4%		(2.6	) %	(1.5	) %
Subtotal	10,148		6,124		65.7%		7.5%		5.2%

Other non-recurring charges	-	(1)	(77)	(1)	(100.0	) %	0.0%		(0.1	) %

Operating income	$10,148		6,047		67.8%		7.5%		5.1%

Return on Capital (2)

Mattress Fabrics	37.4%		25.8%
Upholstery Fabrics	39.9%		16.2%
Unallocated Corporate	N/A		N/A
Consolidated	28.5%		18.5%

Capital Employed (3)

Mattress Fabrics	55,102		53,215		3.5%
Upholstery Fabrics	16,728		13,209		26.6%
Unallocated Corporate	(1,234)		465		N/A
Consolidated	70,596		66,889		5.5%

Depreciation by Segment

Mattress Fabrics	$2,219		2,082		6.6%
Upholstery Fabrics	320		304		5.3%
Subtotal	2,539		2,386		6.4%

Notes:

(1) The $77 represents employee termination benefits associated with our Anderson, SC plant facility.

(2) See pages 7 and 8 of this financial information release for calculations.

(3) The capital employed balances are as of October 28, 2012 and October 30, 2011.

CULP, INC. FINANCIAL INFORMATION RELEASE
RETURN ON CAPITAL EMPLOYED BY SEGMENT
FOR THE SIX MONTHS ENDED OCTOBER 28, 2012
(Amounts in Thousands)
(Unaudited)

	Operating Income
	Six Months		Return
	Ended	Average	on Avg.
	October 28, 2012 (1)	Capital Employed (3)	Capital Employed (2)

Mattress Fabrics	$10,347	$55,272	37.4%
Upholstery Fabrics	3,339	16,738	39.9%
(less: Unallocated Corporate)	(3,538)	(789)	N/A
Total	$10,148	$71,220	28.5%

Average Capital Employed	As of the three Months Ended October 28, 2012				As of the three Months Ended July 29, 2012				As of the three Months Ended April 29, 2012
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total

Total assets	74,342	27,240	40,861	142,443	78,098	29,973	35,089	143,160	71,563	33,641	39,512	144,716
Total liabilities	(19,240)	(10,512)	(17,303)	(47,055)	(21,295)	(11,006)	(19,028)	(51,329)	(17,653)	(19,123)	(18,940)	(55,716)

Subtotal	$55,102	$16,728	$23,558	$95,388	$56,803	$18,967	$16,061	$91,831	$53,910	$14,518	$20,572	$89,000
Less:
Cash and cash equivalents	-	-	(23,464)	(23,464)	-	-	(21,889)	(21,889)	-	-	(25,023)	(25,023)
Short-term investments	-	-	(5,241)	(5,241)	-	-	(5,200)	(5,200)	-	-	(5,941)	(5,941)
Deferred income taxes - current	-	-	(4,470)	(4,470)	-	-	(2,337)	(2,337)	-	-	(2,467)	(2,467)
Deferred income taxes - non-current	-	-	(4,738)	(4,738)	-	-	(2,715)	(2,715)	-	-	(3,205)	(3,205)
Current maturities of long-term debt	-	-	2,401	2,401	-	-	2,400	2,400	-	-	2,404	2,404
Line of credit	-	-	875	875	-	-	834	834			889	889
Income taxes payable - current	-	-	385	385	-	-	751	751	-	-	642	642
Income taxes payable - long-term	-	-	4,188	4,188	-	-	4,131	4,131	-	-	4,164	4,164
Deferred income taxes - non-current	-	-	856	856	-	-	705	705	-	-	705	705
Long-term debt, less current maturities	-	-	4,416	4,416	-	-	6,666	6,666	-	-	6,719	6,719

Total Capital Employed	$55,102	$16,728	$(1,234)	$70,596	$56,803	$18,967	$(593)	$75,177	$53,910	$14,518	$(541)	$67,887

	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total

Average Capital Employed (3)	$55,272	$16,738	$(789)	$71,220

Notes:
(1) See reconciliation per page 6 of this financial information release.

(2) Return on average capital employed represents operating income for the six month period ending October 28, 2012 times two quarters to arrive at an annualized value then divided by average capital employed. Average capital employed does not include cash and cash equivalents, short-term investments, long-term debt, including current maturities, line of credit, current and noncurrent deferred tax assets and liabilities, and income taxes payable.

(3) Average capital employed was computed using the three periods ending October 28, 2012, July 29, 2012 and April 29, 2012.

CULP, INC. FINANCIAL INFORMATION RELEASE
RETURN ON CAPITAL EMPLOYED BY SEGMENT
FOR THE SIX MONTHS ENDED OCTOBER 30, 2011
(Amounts in Thousands)
(Unaudited)

	Operating Income
	Six Months		Return
	Ended	Average	on Avg.
	October 30, 2011 (1)	Capital Employed (3)	Capital Employed (2)

Mattress Fabrics	$6,953	$53,947	25.8%
Upholstery Fabrics	991	12,234	16.2%
(less: Unallocated Corporate)	(1,820)	129	N/A
Total	$6,124	$66,310	18.5%

Average Capital Employed	As of the three Months Ended October 30, 2011				As of the three Months Ended July 31, 2011				As of the three Months Ended May 1, 2011
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total

Total assets	68,568	24,462	34,094	127,124	71,325	26,683	31,299	129,307	66,637	25,929	37,485	130,051
Total liabilities	(15,353)	(11,253)	(16,421)	(43,027)	(15,331)	(13,507)	(19,118)	(47,956)	(14,005)	(15,612)	(20,093)	(49,710)

Subtotal	$53,215	$13,209	$17,673	$84,097	$55,994	$13,176	$12,181	$81,351	$52,632	$10,317	$17,392	$80,341
Less:
Cash and cash equivalents	-	-	(13,795)	(13,795)	-	-	(14,570)	(14,570)	-	-	(23,181)	(23,181)
Short-term investments	-	-	(10,482)	(10,482)	-	-	(10,443)	(10,443)	-	-	(7,699)	(7,699)
Deferred income taxes - current	-	-	(2,659)	(2,659)	-	-	(1,237)	(1,237)	-	-	(293)	(293)
Income taxes receivable	-	-	(79)	(79)	-	-	(79)	(79)	-	-	(79)	(79)
Deferred income taxes - non-current	-	-	(4,540)	(4,540)	-	-	(2,191)	(2,191)	-	-	(3,606)	(3,606)
Current maturities of long-term debt	-	-	2,401	2,401	-	-	2,409	2,409	-	-	2,412	2,412
Deferred income taxes - current			-	-			82	82			82	82
Income taxes payable - current	-	-	373	373	-	-	345	345	-	-	646	646
Income taxes payable - long-term	-	-	4,096	4,096	-	-	4,178	4,178	-	-	4,167	4,167
Deferred income taxes - non-current	-	-	659	659	-	-	596	596	-	-	596	596
Long-term debt, less current maturities	-	-	6,818	6,818	-	-	9,079	9,079	-	-	9,135	9,135

Total Capital Employed	$53,215	$13,209	$465	$66,889	$55,994	$13,176	$350	$69,520	$52,632	$10,317	$(428)	$62,521

	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total

Average Capital Employed (3)	$53,947	$12,234	$129	$66,310

Notes:
(1) See reconciliation per page 6 of this financial information release.

(2) Return on average capital employed represents operating income for the six month period ending October 30, 2011 times 2 to arrive at an annualized value then divided by average capital employed. Average capital employed does not include cash and cash equivalents, short-term investments, long-term debt, including current maturities, current and noncurrent deferred tax assets and liabilities, income taxes payable, and income taxes receivable.

(3) Average capital employed was computed using the three periods ending May 1, 2011, July 31, 2011, and October 30, 2011.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED ADJUSTED EFFECTIVE INCOME TAX RATE, NET INCOME AND EARNINGS PER SHARE
FOR THE SIX MONTHS ENDED OCTOBER 28, 2012 AND OCTOBER 30, 2011
Unaudited
(Amounts in Thousands)

		SIX MONTHS ENDED

		Amounts
		October 28,	October 30,
		2012	2011

Consolidated Effective GAAP Income Tax Rate	(1)	(19.1)%	(38.5)%

Reduction of U.S. Valuation Allowance		123.0%	74.9%

Undistributed earnings from foreign subsidiaries		(66.5)%	-

Non-Cash U.S. Income Tax Expense		(20.4)%	(17.3)%

Non-Cash Foreign Income Tax Expense		(2.0)%	(1.1)%

Consolidated Adjusted Effective Income Tax Rate	(2)	15.0%	18.0%

	THREE MONTHS ENDED
	As reported		October 28, 2012	As reported		October 30, 2011
	October 28,		Proforma Net	October 30,		Proforma Net
	2012	Adjustments	of Adjustments	2011	Adjustments	of Adjustments

Income before income taxes	$4,532	$-	$4,532	$2,863		$2,863

Income taxes (3)	(3,736)	$4,416	680	(3,389)	$3,904	515
Net income	$8,268	$(4,416)	$3,852	$6,252	$(3,904)	$2,348

Net income per share-basic	$0.68	$0.36	$0.32	$0.49	$0.31	$0.18
Net income per share-diluted	$0.67	$0.36	$0.31	$0.49	$0.30	$0.18
Average shares outstanding-basic	12,191	12,191	12,191	12,733	12,733	12,733
Average shares outstanding-diluted	12,348	12,348	12,348	12,871	12,871	12,871

	SIX MONTHS ENDED
	As reported		October 28, 2012	As reported		October 30, 2011
	October 28,		Proforma Net	October 30,		Proforma Net
	2012	Adjustments	of Adjustments	2011	Adjustments	of Adjustments

Income before income taxes	$9,903	$-	$9,903	$5,827	$-	$5,827

Income taxes (3)	(1,889)	$3,374	1,485	(2,244)	$3,293	1,049
Net income	$11,792	$(3,374)	$8,418	$8,071	$(3,293)	$4,778

Net income per share-basic	$0.95	$0.27	$0.68	$0.63	$0.26	$0.37
Net income per share-diluted	$0.94	$0.27	$0.67	$0.62	$0.25	$0.37
Average shares outstanding-basic	12,371	12,371	12,371	12,898	12,898	12,898
Average shares outstanding-diluted	12,541	12,541	12,541	13,025	13,025	13,025

(1) Calculated by dividing consolidated income benefit expense by consolidated income before income taxes.

(2) Represents estimated cash income tax expense for our subsidiaries located in Canada and China divided by consolidated income before income taxes.

(3) Proforma taxes calculated using the Consolidated Adjusted Effective Income Tax Rate as reflected above.